May 11, 2005 Analyst Meeting

Agenda Welcome and Introductions Scott Spendlove Shareholder Value Creation Bruce A. Smith Balancing the World Lynn Westfall Value Creation Cycle Bruce A. Smith Metal & Molecules: Refining Bill Haywood Supply & Optimization Chuck Flagg Balanced Uses of Cash Bruce A. Smith 2

Shareholder Value Creation Bruce A. Smith Chairman, President & CEO 3

2002 2003 2004 2005 $2.1 billion (69%) $1.1 billion (45%) * Total Debt as of 3/31/05 including the voluntary prepayment of the remaining $96 million balance of the Senior Secured Term Loans on 4/18/05. Tesoro has Prepaid $1 Billion of Debt Since Acquiring Golden Eagle... $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 Total Debt $ in billions 20% 30% 40% 50% 60% 70% TD:TC TODAY* 4

....and Created $2 Billion of Shareholder Value 6/30/2002 9/30/2002 12/31/2002 3/31/2003 6/30/2003 9/30/2003 12/31/2003 3/31/2004 6/30/2004 9/30/2004 12/31/2004 3/31/2005 Today Debt 2.0604 2.0512 1.9767 1.906 1.7348 1.6111 1.6088 1.6102 1.6115 1.2171 1.218 1.227 1.1314 Market Cap 0.50065 0.18088 0.291992 0.478632 0.4455488 0.547 0.944 1.23 1.819 1.961 2.129 2.526 2.526 Total Debt Market Cap 2002 2003 2004 2005 TODAY * Enterprise Value is calculated based on Tesoro's closing share price multiplied by Tesoro's average total basic shares outstanding at the end of each quarter plus outstanding total debt at the end of each quarter 5 $2 Billion / $30 per Share

Well Prepared to Capture Continual Margin Improvement... Quarterly Average Crack Spreads by Region 6 $0 $5 $10 $15 $20 $25 $30 2Q02 3Q02 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 TD $ / barrel Group 3 PNW West Coast

....through Solid Operations Total Throughput and Utilization Rates Trailing 4-Quarter Average 450 475 500 525 2Q02- 1Q03 3Q02- 2Q03 4Q02- 3Q03 1Q03- 4Q03 2Q03- 1Q04 3Q03- 2Q04 4Q03- 3Q04 1Q04- 4Q04 2Q04- 1Q05 Throughput mbpd 78% 80% 82% 84% 86% 88% 90% 92% 94% 96% Utilization Rate 12 Mo. Avg. Throughput 12 Mo. Avg. Utilization Rate 7

$1 Billion of Debt Reduction through Strong EBITDA and Solid Capital Discipline SOURCES SOURCES USES USES EBITDA(a) $ 1,591 CAPEX $ 590 Asset Sales 244 Cash Interest 370 Working Capital(b) 121 Debt Reduction(c) 996 Total $ 1,956 Total $ 1,956 $ in millions from July 1, 2002 through March 31, 2005 See appendix for detail on Tesoro calculation Including cash on hand and other changes in cash flow Debt Reduction includes the voluntary prepayment of the remaining $96 million balance of the Senior Secured Term Loans on 4/18/05 8

Strong Free Cash Flow Generation Should Continue $ in millions 2004 ACTUAL EBITDA (including initiatives) $ 867(c) Cash Interest (142) Cash Taxes (50% Deferred) (53) Capex (including turnarounds) (229) Working Capital, Other 68 Free Cash Flow $ 511(d) Cash Flow Potential Cash Flow Potential Cash Flow Potential 2005(a) 2006(b) 2007(b) $ 900 $ 750 $ 750 (102) (102) (102) (120) (90) (90) (290) (250) (250) - - - $ 388 $ 308 $ 308 Beginning Cash Balance $ 185 $ 476 $ 784 Prepayment of Sr. Secured Term Loan (97) - - Ending Cash Balance $ 476 $ 784 $ 1,092 (b)(d) See appendix for footnotes (c) See appendix for calculation 9

$0 $8 1982-1986 1987-1990 1991-1999 2000-2004 $1 $2 $3 $4 $5 $6 $7 PHASE IV PHASE II PHASE I PHASE III $ per barrel Consistent Gasoline Demand Growth and Limited Domestic Supply Have Led to a Strong U.S. Margin Environment Gasoline Demand mmbpd 6 6.5 7 7.5 8 8.5 9 9.5 GC 3:2:1 Crack Source: Platts / OPIS and EIA, Federal Highway Administration 10

65% 100% 70% 75% 80% 85% 90% 95% Utilization $0 $8 GC 3:2:1 Crack 1982-1986 1987-1990 1991-1999 2000-2004 $1 $2 $3 $4 $5 $6 $7 PHASE IV PHASE II PHASE I PHASE III Source: Platts / OPIS and EIA, Federal Highway Administration $ per barrel Consistent Gasoline Demand Growth and Limited Domestic Supply Have Led to a Strong U.S. Margin Environment 11

annual change In mbpd PHASE I PHASE II PHASE III PHASEIV Demand Growth 133 98 103 108 Refinery Closures (180) (108) (73) (12) Utilization Rate 275 141 40 - Capacity Additions - 33 109 66 Oxygenates - - 21 (6) Imports 38 32 6 60 Consistent Gasoline Demand Growth and Limited Domestic Supply Have Led to a Strong U.S. Margin Environment Source: EIA / Tesoro 12

Balancing the World Lynn Westfall Vice President, Strategic Planning 13

Product Balancing Mechanisms Worldwide supply & demand for petroleum products balance via the following mechanisms: Demand changes responding to general economic conditions or petroleum prices Supply changes from Minor Projects - Creep - crude & conversion Major Projects Utilization Rates 14

World 2004 Distillate Balance US Canada Latin America Middle East Africa Europe CIS Asia Balance -310.9626564 128.2477334 359.1930341 738.74 -157 -968 792 -582 Source: Purvin & Gertz 15

World 2004 Distillate Utilization US Canada Latin America Middle East Africa Europe CIS Asia Utilization 92.7 94.1 81.68 89.57460945 80.04952794 81.2318152 64.29569034 91.93525006 Source: Purvin & Gertz, Oil & Gas Journal Average 85.6% 16

World 2004 Gasoline Balance US Canada Latin America Middle East Africa Europe CIS Asia Balance -366.55399 89 -33 -56 -232 682 163 -246 Source: Purvin & Gertz 17

World 2004 Gasoline Utilization US Canada Latin America Middle East Africa Europe CIS Asia Utilization 90.75 94.95013919 82.752779 75.30890909 58.11904179 75.9123482 67.36130314 98.58282719 Petro Chem 10.7 18.2 Source: Purvin & Gertz, Oil & Gas Journal Average 87.4% 18

Forecast Methodology

- Separate Balances for World Regions
  - US
  - Canada
  - Latin America
  - Middle East
  - Africa
  - Europe
  - CIS
  - Asia
- Start with fixed assumptions for:
  - Demand growth
  - Refinery creep - small projects/improvements
  - Announced major projects- *Oil & Gas Journal*
  - 2004 utilizations
- Try to balance with appropriate utilization rate changes with constraints
- Correlate utilization rates with margins

Tesoro Analyst Conference - 05/05
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Static Distillate Demand Growth Assumptions US Canada Latin America Middle East Africa Europe CIS Asia 2000-04 1.6 0.7 0.6 1.2 3.2 1.9 0.7 1.9 2005-10 1.7 1.9 1.9 1.9 2.5 1.7 1.8 3.9 Source: Purvin & Gertz Average 2000-2004 1.7% Average 2005-2010 2.5% 20

Static Gasoline Demand Growth Assumptions US Canada Latin America Middle East Africa Europe CIS Asia 2000 - 2004 1.7 1.7 0.8 3.8 4.2 -1.8 0.4 5.7 2005 - 2010 1.7 1.9 2.5 3.7 3.7 -1.6 0.7 4 Source: Purvin & Gertz Average 2000-2004 1.8% Average 2005-2010 1.9% 21

Corrections US Crude Creep - 1996-2004 Capacity Method Value Used in Analysis = 1.1% Per Year Source: Oil & Gas Journal, EIA (600) (100) 400 1,400 Gross Delta mbpd Creep Projects Shutdowns Gross Net Corrections 1.1% 900 1.1% 22

US Gasoline Creep-1996-2004 Value Used in Analysis = 0.5% Per Year Source: EIA Gross Corrections (200) 0 200 400 600 800 1,000 1,200 Delta Production mbpd Gross MTBE Ethanol RBOB Imports Utilization Creep 0.5% 1.7% 23

World Refining Major Projects 2005 2006 2007 2008 2009 2010 Crude 1775.8 283.44 0 460 150 675 Conversion 1778 385.57338 59 116.5176137 39.21338912 193.7239165 Hydrotreating 924 2547.40242 597.8552791 14 165.2014108 313.6228912 Source: Oil & Gas Journal 24

World Refining Major Projects US Canada Latin America Middle East Africa Europe CIS Asia Crude 145 0 285 713 37 48 316 1800 Conversion 177 0 179 489 62 460 325 880 Hydrotreating 527 0 337 836 61 784 333 751 Source: Oil & Gas Journal 25

Distillate Balance Forecast 1st Pass 2005 2006 2007 2008 2009 2010 Balance -285 306 58 -368 -687 -1085 (1.0%) 1.0% 0.2% (1.2%) (2.1%) (3.2%) 26

Gasoline Balance Forecast 1st Pass 2005 2006 2007 2008 2009 2010 Balance -477 178 90 -176 -429 -740 (2.2%) 0.8% 0.4% (0.8%) (1.9%) (3.1%) 27

Balancing with Utilization Rates Regional Characteristics Already at maximum utilization U.S. (93%) Middle East (90%) Canada (94%) Asia (92%) Low utilization but limited export capability, rates will rise with local demand increases only Africa (80%) CIS (64%) Capable of increasing utilization for local demand and export Europe (81%) Latin America (82%) 28 Source: Purvin & Gertz, Oil & Gas Journal

Crude Availability - Forecasts for production increases = 1.5-2.0%/yr - Already assumed creep = 1.1%/yr - Available for utilization increases = 0.9%/yr = 600-1000 MBPD/yr Balancing with Utilization Rates Other Factors US Gasoline Specifications Limit Potential Import Sources 2004 Data Europe (9 of 29 countries) = 342 MBPD = 37% Latin America(7 of 24 countries) = 238 MBPD = 26% Canada = 170 MBPD = 18% All Other = 172 MBPD = 19% 17 countries supply 81% of all gasoline imports 29 Source: EIA

Distillate Balance Forecast 2nd Pass 2005 2006 2007 2008 2009 2010 Balance -6 38 -24 8 15 -338 (0.0%) 0.1% (0.1%) 0.0% (1.0%) 0.0% 30

Gasoline Balance Forecast 2nd Pass 2005 2006 2007 2008 2009 2010 Balance -305 30 49 51 -20 -294 (1.4%) 0.1% 0.2% 0.2% (0.1%) (1.2%) 31

Delta Miles per Vehicle vs. Delta Retail Price-% 3 Yr Average R squared = 88% Required Price = $2.20-$2.40/gal Required Demand Reduction Required Price Increase -3 -2 -1 0 1 2 3 4 -15 -10 -5 0 5 10 15 20 Delta Price % Delta Miles % 32

World Utilization Rates vs. Gulf Coast Margins 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Utilization 68.95284828 71.89410167 74.30130423 74.25901846 79.13902709 80.0445422 82.15367328 84.52688746 84.27902064 82.7644479 82.52084028 82.46932473 84.43738782 85.77472734 85.77472734 86.41837352 84.6 82.69206824 83.07050889 83.91424211 83.69883942 84.83475415 85.8570471 GC Crack 4.93 4.25 3.14 4.20237 3.1397 2.09158 3.7684 3.55043 4.89788 4.80437 3.59102 3.18257 2.94109 2.7 2.7 3.69 2.75 2.07 4.76 4.79 3.66 5.1 6.75 Gasoline Imports = 3-4% Demand R Squared = 3% Imports = 7-10% R Squared = 74% Source: Pervin & Gertz, Oil & Gas Journal, Platt's 33

World Utilization Rates vs. Gulf Coast Margins 1996 1997 1998 1999 2000 2001 2002 2003 2004 Utilization 85.77472734 86.41837352 84.6 82.69206824 83.07050889 83.91424211 83.69883942 84.83475415 85.8570471 GC Crack 2.7 3.69 2.75 2.07 4.76 4.79 3.66 5.1 6.75 Source: Pervin & Gertz, Oil & Gas Journal, Platt's 34

World Utilization Rates vs. Gulf Coast Margins 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Utilization 82.69206824 83.07050889 83.91424211 83.69883942 84.83475415 85.8570471 86.4 85.1 85.6 86.8 87.5 87.6 GC Crack 2.07 4.76 4.79 3.66 5.1 6.75 7.27 5.77 6.35 7.73 8.54 8.65 Source: Pervin & Gertz, Oil & Gas Journal, Platt's 35

Balancing Forecast Conclusions High gasoline prices are needed to balance supply & demand in 2005 New refinery projects are needed to balance gasoline/diesel supply & demand in 2010 Utilization rates and margins will decline in 2006 due to major project expansions but will still be high by historical standards Utilization rates and margins will continue to increase from 2006 through 2010 36

The 2006 Challenge Ultra Low Sulfur Diesel Refinery sulfur levels needed to accommodate downstream contamination Volume loss due to downgrading 37

Source: Colonial Pipeline ULSD- Product Contamination 10,000 Barrels of 15 ppm ULSD Contaminated with: 500 ppm Diesel Fuel 3,000 ppm Jet Fuel 5,000 ppm Heating Oil 10 Barrels or 0.1% +0.5 ppm +3.0 ppm +5.0 ppm 50 Barrels or 0.5% +2.5 ppm +15.0 ppm +25.0 ppm 100 Barrels or 1.0% +5.0 ppm +30.0 ppm +50.0 ppm 38

Low High Legal Requirement 15 15 Sulfur Content-ppm Downstream Tolerance +2 +2 Test Method Reproducibility -4 -2 Colonial Degradation -8 -6 Downstream Degradation ? ? Potential Refinery Spec 5 9 ULSD- Product Contamination Colonial Pipeline Test Source: Colonial Pipeline 39

RFG Reg Pipeline Sequencing Prem Conv Reg HSD Kero/Jet LSD RFG Reg Product Downgrades ULSD- Product Downgrades Source: National Petroleum Council System Sulfur Ratios: Current = 1 : 33 Future = 1 : 500 Sulfur Ratios: Current = 1 : 6 Future = 1 : 300 Transmix 40

ULSD- Product Contamination Colonial Pipeline Test Ultra Low Sulfur Diesel Received 296,000 Barrels Mainline Interface Downgrade (90,000) Stubline Interface Downgrade (10,000) Tankfarm Operations (22,000) Test Activities (32,000) Ultra Low Sulfur Diesel Delivered 142,000 52% of Product Received was Downgraded 41

Value Creation Cycle Bruce A. Smith 42

Value Creation Cycle Acquisition Improve Financial Performance 43

Value Creation Cycle Improve Financial Performance SYNERGIES Acquisition LIMITED CAPITAL INVESTMENTS DEBT REPAYMENT 44

A Balanced Approach to the Use of Free Cash CREATING ADDITIONAL SHAREHOLDER VALUE Strategic Capital Investments Dividend Further Debt Reduction Build Cash Reserves Repurchase Shares 45

Improve Financial Performance SYNERGIES Investment STRATEGIC CAPITAL INVESTMENTS Value Creation Cycle Yield Improvement Cost Reduction Crude Flexibility Reliability Regulatory 46

Metal & Molecules Refining Bill Haywood Senior Vice President, Refining 47

Refining Profile Total Crude Capacity 558,000 Barrels/Day 95,000 BPD 108,000 BPD 60,000 BPD 55,000 BPD 168,000 BPD 72,000 BPD Kenai Golden Eagle Anacortes Mandan Salt Lake City Kapolei 48

2nd Qtr 3rd Qtr 4th Qtr Other 24 27.4 90 20.4 Diesel 26 38.6 34.6 31.6 Jet 27 46.9 45 43.9 Gasoline 23 24% Other 23% Gasoline 26% Diesel 27% Jet OUTPUT Hawaii PROFILE UNIT MBPD Crude 95 Vacuum Distillation 40 Vis Breaking 12 Catalytic Reforming 13 Hydrocracking 18 2nd Qtr 3rd Qtr 4th Qtr Heavy Sour 32 27.4 90 20.4 Heavy Sweet 19 38.6 34.6 31.6 Light 49 46.9 45 43.9 Gasoline 24 32% Heavy Sour 49% Light 19% Heavy Sweet INPUT 95,000 BPD Nelson Complexity 4.3 Percentages based on refinery configurations 49

Alaska PROFILE 29% Other 30% Gasoline 9% Diesel 32% Jet OUTPUT 2nd Qtr 3rd Qtr 4th Qtr Heavy Sour 50 27.4 90 20.4 Heavy Sweet 19 38.6 34.6 31.6 Light 50 46.9 45 43.9 Gasoline 24 50% Heavy 50% Light INPUT UNIT MBPD Crude 72 Vacuum Distillation 19 Catalytic Reforming 12 Hydrocracking 13 Naphtha Hydrotreating 12 Isomerization 4 72,000 BPD Nelson Complexity 4.7 Percentages based on refinery configurations 50

11% Other 56% Gasoline 30% Diesel 3% Jet OUTPUT Mandan PROFILE 100% Light INPUT UNIT MBPD Crude 60 Fluid Catalytic Cracking 25 Catalytic Reforming 12 Hydrotreating 24 Alkylation 4 Isomerization 5 60,000 BPD Nelson Complexity 7.7 Percentages based on refinery configurations 51

11% Other 56% Gasoline 30% Diesel 3% Jet OUTPUT Mandan PROFILE 100% Light INPUT UNIT MBPD Crude 60 Fluid Catalytic Cracking 25 Catalytic Reforming 12 Hydrotreating 24 Alkylation 4 Isomerization 5 60,000 BPD Nelson Complexity 7.7 Gasoline Hydrotreating 4 Percentages based on refinery configurations 51

12% Other 50% Gasoline 22% Diesel 16% Jet OUTPUT Salt Lake City PROFILE 100% Light INPUT UNIT MBPD Crude 55 Fluid Catalytic Cracking 23 Catalytic Reforming 12 Naphtha Hydrotreating 12 Alkylation 6 55,000 BPD Nelson Complexity 5.8 DDU 11 Percentages based on refinery configurations 52

17% Other 18% Diesel 11% Jet 45% Gasoline 9% CARB Gasoline OUTPUT Anacortes PROFILE 2nd Qtr 3rd Qtr 4th Qtr Heavy Sour 7 27.4 90 20.4 Heavy Sweet 47 38.6 34.6 31.6 Light 46 46.9 45 43.9 Gasoline 24 7% Other 46% Light INPUT UNIT MBPD Crude 108 Vacuum Distillation 45 Fluid Catalytic Cracking 42 Catalytic Reforming 24 Diesel Hydrotreating 28 Cat Feed Hydrotreating 7 Naphtha Hydrotreating 32 Diesel Hydrotreating 28 Supercritical Deasphalting (ROSE) 20 Alkylation 12 Isomerization 3 47% Heavy Sour 108,000 BPD Nelson Complexity 8.0 Percentages based on refinery configurations 53

13% Other 25% CARB Diesel 9% Conv. Gas. 53% CARB Gasoline OUTPUT California PROFILE 2nd Qtr 3rd Qtr 4th Qtr Heavy Sour 7 27.4 90 20.4 Heavy Sour 64 38.6 34.6 31.6 Heavy Sweet 23 Light 6 46.9 45 43.9 Gasoline 24 7% Other 64% Heavy Sour 6% Light INPUT UNIT MBPD Crude 168 Vacuum Distillation 144 Coking 42 Fluid Catalytic Treating 67 Catalytic Reforming 42 Hydrocracking 32 Naphtha Hydrotreating 23 Diesel Hydrotreating 32 Cat Feed Hydrotreating 62 Cat Gasoline Hydrotreating 27 Alkylation 14 23% Heavy Sweet 168,000 BPD Nelson Complexity 12.9 Percentages based on refinery configurations 54

16% Other 13% Jet 23% Gasoline 25% CARB Gasoline 15% Diesel OUTPUT 8% CARB Diesel System PROFILE 2nd Qtr 3rd Qtr 4th Qtr Heavy Sour 4 27.4 90 20.4 Heavy Sweet 50 38.6 34.6 31.6 Light 46 46.9 45 43.9 Gasoline 24 4% Other 46% Light 50% Heavy Sour INPUT Percentages based on refinery configurations 55

395 400 405 410 415 420 425 430 2004 Clean Product Yields mbpd GASOLINE + JET + DIESEL 12 Month Trailing Average OCT JAN FEB MAR APR MAY JUN JUL AUG SEP NOV DEC JAN FEB 2005 MAR Turnaround APR April Actual 448.7 mbpd 56

Mechanical Availability Monthly Average 2004 OCT JAN FEB MAR APR MAY JUN JUL AUG SEP NOV DEC JAN FEB 2005 MAR APR SOLOMON 1st QUARTILE 96.4% 57

Metal & Molecules: Supply & Optimization Chuck Flagg Senior Vice President, Supply & Optimization 58

Refinery System Profile Individual refinery configurations are appropriate for respective markets Low complexity for unique Alaska and Hawaii markets Medium complexity in Pacific Northwest and Mid-Continent High complexity for California 5 of 6 Tesoro refinery markets are related to West Coast Market 59

Profitability Is Not Necessarily Determined by Complexity SUNOCO TESORO PREMCOR VALERO Complexity 8.0 8.5 10.3 11.5 EBITDA per BBL of Daily Throughput(a) $ / bbl $ 1,640 $ 1,667 $ 1,648 $ 1,660 See appendix for Daily Throughput and EBITDA by company Source: Oil & Gas Journal 60

Refinery Profitability Factors Reliability Operating costs Conversion capacity (light/heavy) Desulfurization capability Logistics Specialty products Octane capability Local crude production Local product markets (regional or commodity) 61

State Consumption Profiles HI AK PNW ND UT CA GASOLINE 27% 16% 52% 52% 43% 58% JET 30% 57% 14% 7% 9% 14% DIESEL 18% 23% 20% 24% 27% 15% OTHER 25% 4% 14% 17% 21% 13% % Demand by Product Source: EIA for 2004 62

Hawaii STATE CONSUMPTION TESORO PRODUCTION TESORO PRODUCTION STATE CONSUMPTION TOTAL* TO LOCAL CHANNELS** GASOLINE 27% 23% 80% JET 30% 27% 100% DIESEL 18% 26% 80% OTHER 25% 24% 80% Remote location enables disposition of products into specialized local channels of trade Product markets support a hydrocracker configuration Incremental products largely moved to West Coast markets * Based on refinery configuration ** Estimated 63

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Hawaii Product Markets Land Transport Air Transport 7.8% Military Utility Marine 1.9% Export 5.0% Other Land Transport Air Transport Military Utility Marine Export Other Hawaii 2004 Product Distribution Total U.S. 2004 Product Distribution 57% 22.8% 18.4% 0.1% 4.5% 5.0% 10.6% 26.6% 12.2% 8.0% 1.5% 64

Alaska STATE CONSUMPTION TESORO PRODUCTION TESORO PRODUCTION STATE CONSUMPTION TOTAL* TO LOCAL CHANNELS** GASOLINE 16% (20 mbpd) 30% (18.5 mbpd) 100% JET 57% 32% 100% DIESEL 23% 9% 100% OTHER 4% 29% 10% Light products move into location advantaged channels of trade Tesoro transportation system enables movement of surplus products into West Coast markets New diesel desulfurizer enables supply of 100% of state demand * Based on refinery configuration ** Estimated, summer months 65

Kenai Diesel Desulfurization Unit $35 million Capex +- 30% EBITDA of $35 million in current environment, $25 million at mid-cycle 10 mbpd capacity On line April 2007 Enables supply of 100% of Alaska ULSD demand 66

$12 million Capex +- 30% EBITDA of $15 million in current environment, $9 million at mid-cycle Reduces residue production by 2,150 bpd Improves energy efficiency On line April 2006 Kenai Vacuum Unit Efficiency 67

Mid-Continent Local advantaged crude supply Pipeline access to Canadian crudes Canadian office and Mid-continent lease activity provide exchange options to Pacific Northwest CRUDE SUPPLY FLEXIBILITY 68

Mandan STATE DEMAND / CONSUMPTION TESORO PRODUCTION TESORO PRODUCTION STATE DEMAND / CONSUMPTION TOTAL* TO LOCAL CHANNELS** Gasoline 52% 56% 100% Jet 7% 3% 100% Diesel 24% 30% 100% Other 17% 11% 100% Access to Twin Cities market 90% + clean product yield Atmospheric resid cracking Developing new markets in South Dakota * Based on refinery configuration ** Estimated 69

STATE DEMAND / CONSUMPTION TESORO PRODUCTION TESORO PRODUCTION STATE DEMAND / CONSUMPTION TOTAL* TO LOCAL CHANNELS** Gasoline 43% 50% 100% Jet 9% 16% 100% Diesel 27% 22% 100% Other 21% 12% 100% Largest refinery in Salt Lake City valley 90% + clean product yield Atmospheric resid cracking Produces gasoline blendstock to California markets Salt Lake City * Based on refinery configuration ** Estimated 70

Feedstock Gasoline CARB Component PNW CARBOB Gasoline (up to 25 MBPD) Northwest Conversion Hub New Coker Feed Fuel Oil Feedstock Gasoline 71 Gasoline and Diesel

Anacortes STATE CONSUMPTION TESORO PRODUCTION TESORO PRODUCTION STATE CONSUMPTION TOTAL* TO LOCAL CHANNELS** CARB Gasoline 0% 9% 0% Conv. Gasoline 52% 45% 100% Jet 14% 11% 100% Diesel 20% 18% 100% Other 14% 17% 100% * Based on refinery configuration ** Estimated 72

Anacortes Coker Project $175 million Capex +- 30% EBITDA of $99 million in recent environment, $46 million at mid-cycle Replace Canadian light sweet crudes with heavy sour crudes Reduce fuel oil production Crude sulfur increases from 1.0 to 1.3 wt. % Ability to adjust feedstock between Alaska fuel oil and heavy crudes On line April 2007 MINIMIZE HEAVY FUELS D mbpd MAXIMIZE HEAVY CRUDE D mbpd Heavy Crude +12.6 +26.4 Heavy Fuel Oils (13.4) (4.5) 73

California STATE CONSUMPTION TESORO PRODUCTION TESORO PRODUCTION STATE CONSUMPTION TOTAL* TO LOCAL CHANNELS** CARB Gasoline 58% 53% 100% Conventional Gasoline 0% 9% 100% Jet 14% 0% - CARB Diesel 15% 25% 100% Other 13% 13% 100% Heavy crude refinery Clean fuels refinery * Based on refinery configuration ** Estimated 74

Tesoro System Summary Majority of refinery facilities connected to West Coast market environment Incremental output from Hawaii, Anacortes, Salt Lake City increasingly directed towards California destinations Transportation infrastructure enables movement of surplus products to California New coker at Anacortes refinery leverages 'Conversion Hub' concept New Alaska Diesel Desulfurizer enables supply of 100% of state demand Individual refinery configurations are appropriate for respective markets 75

Balanced Uses of Cash Bruce A. Smith 76

Incremental Capital Spending Summary Phase I - $55 Million in 2005 $ in millions $ in millions EXPECTED COMPLETION 2005 SPENDING ESTIMATED PROJECT COSTS ESTIMATED PROJECT COSTS ESTIMATED EBITDA ESTIMATED EBITDA $ in millions $ in millions EXPECTED COMPLETION 2005 SPENDING ESTIMATED PROJECT COSTS ESTIMATED PROJECT COSTS RECENT SPREADS MID- CYCLE(b) STRATEGIC THRUST REFINERY / PROJECT EXPECTED COMPLETION 2005 SPENDING TOTAL RANGE RECENT SPREADS MID- CYCLE(b) Crude Flexibility Anacortes / Coker April 2007 $ 15 $ 175 +/- 30% $ 99 $ 46 Yield Improvement/ Regulatory Kenai / DDU April 2007 5 35 +/-30% 35 25 Yield Improvement Kenai / Vacuum Unit April 2006 6 12 +/- 30% 15 9 Yield Improvement/ Cost Reduction Anacortes & Mandan/ Miscellaneous March 2006/ June 2006 9 9 +/- 10% 12 7 Crude Flexibility/ Regulatory Golden Eagle / Engineering 20 20 TOTALS $ 55 $ 251 $ 161 $ 87 (a)(b) See appendix for footnotes. 77 (a)

$ in millions $ in millions EXPECTED COMPLETION 2005 SPENDING ESTIMATED PROJECT COSTS ESTIMATED PROJECT COSTS ESTIMATED EBITDA ESTIMATED EBITDA $ in millions $ in millions EXPECTED COMPLETION 2005 SPENDING ESTIMATED PROJECT COSTS ESTIMATED PROJECT COSTS RECENT SPREADS MID- CYCLE(b) STRATEGIC THRUST REFINERY / PROJECT EXPECTED COMPLETION 2005 SPENDING TOTAL RANGE RECENT SPREADS MID- CYCLE(b) Crude Flexibility Anacortes / Coker April 2007 $ 15 $ 175 +/- 30% $ 99 $ 46 Yield Improvement/ Regulatory Kenai / DDU April 2007 5 35 +/-30% 35 25 Yield Improvement Kenai / Vacuum Unit April 2006 6 12 +/- 30% 15 9 Yield Improvement/ Cost Reduction Anacortes & Mandan/ Miscellaneous March 2006/ June 2006 9 9 +/- 10% 12 7 Crude Flexibility/ Regulatory Golden Eagle / Engineering 20 20 TOTALS $ 55 $ 251 $ 161 $ 87 (a)(b) See appendix for footnotes. (a) Incremental Capital Spending Summary Phase I - $55 Million in 2005 2005 2006 2007 $ 55 $ 156 $ 40 77

Strategic Capital Investments Dividend A Balanced Approach to the Use of Free Cash CREATING ADDITIONAL SHAREHOLDER VALUE 78

Tesoro Initiates 20¢ Annual Dividend Board of Directors declared 5¢ dividend on May 3rd Payable on June 15th for holders of record as of June 1st Cash flow and financial strength support this dividend Sized for potential growth as Tesoro's share price grows Does not limit opportunities to use free cash flow to create additional shareholder value 79

Tesoro's Annual Dividend Yield & Payout vs. Peers As of May 3, 2005 * Yield is the average of the 381 dividend paying stocks in the S&P 500 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% SUN - $1.60 VLO - 40¢ TSO - 20¢ PCO - 8¢ S&P 500* 0% 5% 10% 15% 20% 25% Yield Payout Yield Payout 80

Strategic Capital Investments Dividend Further Debt Reduction A Balanced Approach to the Use of Free Cash CREATING ADDITIONAL SHAREHOLDER VALUE 81

Debt Maturities MATURITIES* $ in millions 2005 2006 2007 2008 2009 2010 2011 2012 * Excludes $750 million Credit Facility which expires in 2007. 8% Sr. Sec. 9 5/8% Sr. Sub. 9% Sr. Sub. Sr. Sec. TL 9 5/8% Sr. Sub. Valero Notes $0 $250 $500 $750 $1,000 82

Debt Maturities MATURITIES* $ in millions 2005 2006 2007 2008 2009 2010 2011 2012 * Excludes $750 million Credit Facility which expires in 2007. 8% Sr. Sec. 9 5/8% Sr. Sub. 9 5/8% Sr. Sub. Valero Notes $0 $250 $500 $750 $1,000 9% Sr. Sub. (Prepaid) Sr. Sec. TL (Prepaid) 83

First Call Dates CALLABILITY $ in millions 2005 2006 2007 2008 2009 2010 2011 2012 8% Sr. Sec. 9 5/8% Sr. Sub. 9 5/8% Sr. Sub. Valero Notes $0 $250 $500 $750 $1,000 85

Strategic Capital Investments Dividend Further Debt Reduction Build Cash Reserves A Balanced Approach to the Use of Free Cash CREATING ADDITIONAL SHAREHOLDER VALUE 86

Strategic Capital Investments Dividend Further Debt Reduction Build Cash Reserves Repurchase Shares A Balanced Approach to the Use of Free Cash CREATING ADDITIONAL SHAREHOLDER VALUE 87

On Every Comparative Metric Tesoro Shares Positioned to Appreciate S&P 500 multiple P/E multiple Replacement Cost (RC) per barrel of capacity Enterprise Value (EV) per barrel of capacity EV per complexity barrel of capacity RC per complexity barrel of capacity 88

On Every Comparative Metric Tesoro Shares Positioned to Appreciate S&P 500 multiple 89

Financials Refiners* Energy Materials S&P 500 Utilities Telecom Industrials Staples Discretionary Health Care Info Tech 11.2 11.5 11.8 13.9 15.4 15.6 15.7 17.6 17.7 17.9 18.9 19.8 S&P SECTORS * Average of PCO, SUN, TSO & VLO 2005 PEs. Not an S&P sector. The Refining Sector is Undervalued Relative to the S&P 500 90

Financials Refiners* Energy Materials S&P 500 Utilities Telecom Industrials Staples Discretionary Health Care Info Tech 11.2 11.5 11.8 13.9 15.4 15.6 15.7 17.6 17.7 17.9 18.9 19.8 S&P SECTORS * Average of PCO, SUN, TSO & VLO 2005 PEs. Not an S&P sector. The Refining Sector is Undervalued Relative to the S&P 500 90 2004 EPS X S&P 500 P/E = $77 Stock

On Every Comparative Metric Tesoro Shares Positioned to Appreciate S&P 500 multiple P/E multiple 91

TSO VLO SUN PCO 2005 Est. 11.3 10 12.3 12.2 PE In-line with Peers 2005 Forward PE Multiple TSO VLO SUN PCO 2004 Act.* 4.96 6.65 8.53 5.75 2005 Est. 3.67 7.57 8.43 5.74 Tesoro 2005 EPS Estimate Too Low 2005 Estimate vs. 2004 Actual * 2004 Actual EPS as adjusted for special items. See Appendix for calculation. Source: IBES 92

1Q04 2Q04 3Q04 4Q04 1Q05 Reported 126.6 395.7 160.6 30.3 77.5 Estimated Turnaround Impact* 34 65 75 Operating Income 93 * Includes scheduled and unscheduled downtime

1Q04 2Q04 3Q04 4Q04 1Q05 Reported 126.6 395.7 160.6 30.3 77.5 Estimated Turnaround Impact* 34 65 75 Operating Income 2004 EPS x 2005 P/E = $56 Stock 93 * Includes scheduled and unscheduled downtime

On Every Comparative Metric Tesoro Shares Positioned to Appreciate S&P 500 multiple P/E multiple Replacement Cost (RC) per barrel of capacity 94

TSO VLO SUN PCO 1667 1664 1641 1648 2004 EBITDA Per Barrel of Throughput 95

$ in millions except per share TSO(a) PCO(b) VLO(b) SUN(b) Throughput Capacity (mbpd) 558 800 2,000 890 EV @ $14,250 Per Barrel(c) $ 7,952 11,400 28,500 12,683 Less: Total Debt (1,130)(d) (1,830) (4,310) (1,480) Equity Value $ 6,822 9,570 24,190 11,203 Shares Outstanding 68 89 255 69 Equity Value Per Share $ 100 108 95 162 Recent Share Price $ 42 66 69 103 (Discount)/ Premium (58%) (39%) (27%) (37%) Relative to Valero's Stated Replacement Cost for Premcor Per Barrel of Capacity at Replacement Cost (a)(b)(c)(d) See appendix for footnotes. 96 SOURCE: Company reports on Form 10-Q and 10-K.

On Every Comparative Metric Tesoro Shares Positioned to Appreciate S&P 500 multiple P/E multiple Replacement Cost (RC) per barrel of capacity Enterprise Value (EV) per barrel of capacity 97

$ in millions except per share TSO(a) PCO(b) VLO(b) SUN(b) Throughput Capacity (mbpd) 558 800 2,000 890 EV @ $10,000 Per Barrel (c) $ 5,580 8,000 20,0000 8,900 Less: Total Debt (1,130)(d) (1,830) (4,310) (1,480) Equity Value $ 4,450 6,170 15,690 7,420 Shares Outstanding 68 89 255 69 Equity Value Per Share $ 65 69 62 108 Recent Share Price $ 42 66 69 103 (Discount)/ Premium (36%) (5%) 12% (4%) (a)(b)(c)(d) See appendix for footnotes. Relative to Valero's Valuation of Premcor EV Per Barrel of Capacity 98 SOURCE: Company reports on Form 10-Q and 10-K.

On Every Comparative Metric Tesoro Shares Positioned to Appreciate S&P 500 multiple P/E multiple Replacement Cost (RC) per barrel of capacity Enterprise Value (EV) per barrel of capacity EV per complexity barrel of capacity 99

$ in millions except per share TSO(a) PCO(b) VLO(b) SUN(b) Throughput Capacity (mbpd) 558 800 2,000 890 Nelson Complexity 8.5 10.3 11.1 8.0 Complexity Barrel (mbpd) 4,743 8,240 22,200 7,120 EV @ $1,000 Per Barrel(c) $ 4,743 8,240 22,200 7,120 Less: Total Debt (1,130)(d) (1,830) (4,310) (1,480) Equity Value $ 3,613 6,410 17,890 5,640 Shares Outstanding 68 89 255 69 Equity Value Per Share $ 53 72 70 82 Recent Share Price $ 42 66 69 103 (Discount)/ Premium (21%) (8%) (2%) 26% (a)(b)(c)(d) See appendix for footnotes. Relative to Valero's Valuation of Premcor EV Per Complexity Barrel of Capacity 100 SOURCE: Company reports on Form 10-Q and 10-K, and Oil & Gas Journal.

On Every Comparative Metric Tesoro Shares Positioned to Appreciate S&P 500 multiple P/E multiple Replacement Cost (RC) per barrel of capacity Enterprise Value (EV) per barrel of capacity EV per complexity barrel of capacity RC per complexity barrel of capacity 101

$ in millions except per share amounts TSO(a) PCO(b) VLO(b) SUN(b) Throughput Capacity (mbpd) 558 800 2,000 890 Nelson Complexity 8.5 10.3 11.1 8.0 Complexity Barrel (mbpd) 4,743 8,240 22,200 7,120 EV @ $1,425 per Complexity Barrel(c) $ 6,759 11,742 31,635 10,146 Less: Total Debt $ (1,130) (d) (1,830) (4,310) (1,480) Equity Value $ 5,629 9,912 27,325 8,666 Shares Outstanding 68 89 255 69 Equity value Per Share 83 111 107 126 Recent Share Price $ 42 66 69 103 (Discount)/ Premium (49%) (41%) (36%) (18%) SOURCE: Company reports on Form 10-Q and 10-K, and Oil & Gas Journal (a)(b)(c)(d) See appendix for footnotes. Relative to Valero's Valuation of Premcor RC Per Complexity Barrel of Capacity 102

$ in millions except per share amounts TSO(a) PCO(b) VLO(b) SUN(b) Throughput Capacity (mbpd) 558 800 2,000 890 Nelson Complexity 8.5 10.3 11.1 8.0 Complexity Barrel (mbpd) 4,743 8,240 22,200 7,120 EV @ $1,425 per Complexity Barrel(c) $ 6,759 11,742 31,635 10,146 Less: Total Debt $ (1,130) (d) (1,830) (4,310) (1,480) Equity Value $ 5,629 9,912 27,325 8,666 Shares Outstanding 68 89 255 69 Equity value Per Share 83 111 107 126 Recent Share Price $ 42 66 69 103 (Discount)/ Premium (49%) (41%) (36%) (18%) SOURCE: Company reports on form 10-Q and 10-K, and Oil & Gas Journal (a)(b)(c)(d) See appendix for footnotes. 2004 EBITDA X PCO EBITDA Multiple = $68 Stock Relative to Valero's Valuation of Premcor RC Per Complexity Barrel of Capacity 102

On Every Comparative Metric Tesoro Shares Positioned to Appreciate Recent Trading Range $35 - $40 2005 EPS ~ 2004 $56 PCO EV $53 - $65 6.6x 2004 EBITDA (a) $68 S&P 500 Multiple $77 PCO RC(a) $83 - $100 (a) See appendix for footnote. 103

Summary Tesoro has run well, captured strong margins and generated significant free cash flow Fundamentals remain strong Significant free cash flow potential remains Taking a balanced approach in using free cash Tesoro's assets are well suited for their markets Opportunities exist for strategic capital investment New dividend is competitive and sized for growth Debt repayment less of a priority Tesoro shares remain undervalued 104

Forward-Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, gasoline demand, crude oil production, our business initiatives, our cash flows and capital expenditures, and our refined product sales. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation. 105

These materials are visual supplements to an oral presentation meant to illustrate points explained in the presentation, and as such, are inherently incomplete outside the context of the presentation. No person should rely solely on these materials in making any judgment concerning Tesoro Corporation. 106

Appendix 107

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109

Slide 9 Based on Company projections for throughput volumes and industry margins similar to 2004 by comparing prices for gasoline, diesel fuel, jet fuel, and heavy fuel oils products to crude oil prices in our market areas, with volumes weighted according to our typical refinery yields. Based on Company projections for throughput volumes and industry margins using "five-year industry averages" (October 1, 1999 through September 30, 2004 excluding the period from October 1, 2001 through September 30, 2002) by comparing prices for gasoline, diesel fuel, jet fuel and heavy fuel oils products to crude oil prices in our market areas, with volumes weighted according to our typical refinery yields. Does not reflect actual historical performance. Represents cash flows from operating activities of $685 million less cash flows used in investing activities of $174 million. We present free cash flow because management uses this measure and we believe some investors and analysts use free cash flow to help measure cash that is available to service debt obligations, pay dividends and for other opportunities to create additional shareholder value. Free cash flow should not be considered as an alternative to net earnings, earnings before income taxes, cash flows from operating activities or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of America. Free cash flow may not be comparable to similarly titled measures used by other entities. Additional Footnotes 110

Slide 77 Based on Company projections for throughput volumes and recent industry margins by comparing prices for gasoline, diesel fuel, jet fuel, and heavy fuel oils products to crude oil prices in our market areas, with volumes weighted according to our typical refinery yields. Based on Company projections for throughput volumes and industry margins using "five-year industry averages" (October 1, 1999 through September 30, 2004 excluding the period from October 1, 2001 through September 30, 2002) by comparing prices for gasoline, diesel fuel, jet fuel and heavy fuel oils products to crude oil prices in our market areas, with volumes weighted according to our typical refinery yields. Does not reflect actual historical performance. Additional Footnotes Continued Slide 96, 98, 100, 102 As of 3/31/05 As of 12/31/04 From CSFB report dated 4/05/05 Total Debt includes the voluntary prepayment of the remaining $96 million balance of the Senior Secured Term Loans on 4/18/05 111

Additional Footnotes Continued Slide 103 112

EBITDA and Daily Throughput by Company SUNOCO TESORO PREMCOR VALERO Daily Throughput mbpd 915 520 639 2,162 EBITDA (a) (b) $ in millions $ 1,501 $ 867 $ 1,053 $ 3,588 EBITDA is presented for the year ended 12/31/04. See Appendix for Tesoro's calculation. EBITDA for peers is presented for the year ended 12/31/04 and taken from Reports on Form 10-K and is computed in a similar manner as Tesoro's calculation in note (a). Source: Company reports on Form 10-K. 113